Exhibit 10.2

EXECUTION COPY

FOURTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

FOURTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT (this “Fourth Amendment”), dated as of December 22, 2010, by and among GENERAL MARITIME CORPORATION, a Marshall Islands corporation (the “Parent”), GENERAL MARITIME SUBSIDIARY CORPORATION, a Marshall Islands corporation (the “Borrower”), the Lenders party from time to time to the Credit Agreement referred to below (the “Lenders”) and NORDEA BANK FINLAND PLC, NEW YORK BRANCH, as Administrative Agent (in such capacity, the “Administrative Agent”) and as Collateral Agent.  Unless otherwise defined herein, capitalized terms used herein and defined in the Credit Agreement are used herein as therein defined.

W I T N E S S E T H :

WHEREAS, the Parent, the Borrower, the Lenders and the Administrative Agent are parties to an Amended and Restated Credit Agreement, dated as of October 20, 2008 and amended on October 27, 2009, December 18, 2009 and July 12, 2010 (as further amended, modified and/or supplemented to, but not including, the date hereof, the “Credit Agreement”); and

WHEREAS, subject to the terms and conditions of this Fourth Amendment, the parties hereto wish to amend certain provisions of the Credit Agreement as herein provided;

NOW, THEREFORE, it is agreed:

I.             Amendments to Credit Agreement.

1.             Section 8.03 of the Credit Agreement is hereby amended by deleting the text “and (y)” and inserting the text “or (y)” in lieu thereof.

2.             Section 8.15 of the Credit Agreement is hereby amended by inserting the text “, provided that to the extent any such Subsidiaries are released from their obligation to guarantee the Senior Unsecured Notes, the guarantees of such Subsidiaries of the Obligations will also be released unless such Subsidiaries are otherwise required to guarantee the Obligations pursuant to the terms of this Agreement” immediately preceding the period (“.”) appearing in said Section.

3.             Section 9.03(iii) of the Credit Agreement is hereby amended and restated in its entirety as follows:

“(iii)         the Parent may make, pay or declare Dividends, including Stock Buy-Backs; provided that for all Dividends paid pursuant to this clause (iii):

(A)           such Dividends are paid within 90 days of the declaration thereof;

(B)           no Default or Event of Default has occurred and is continuing (or would arise after giving effect thereto) at the time of declaration of such Dividends,

(C)           no Significant Default has occurred and is continuing (or would arise after giving effect thereto) at the time of payment of such Dividends,

(D)           prior to the Fourth Amendment Effective Date (x) the aggregate Dividends paid in respect of a fiscal quarter shall not exceed $0.125 per common share (with such amount to be adjusted for any stock dividends, stock splits and stock combinations issued after the Restatement Effective Date) of the Parent, (y) such Dividends paid in respect of a fiscal quarter shall only be paid after the date of delivery of quarterly or annual financial statements for such fiscal quarter, pursuant to Sections 8.01(a) and (b), as the case may be, and on or prior to 45 days after the immediately succeeding fiscal quarter and (z) on or prior to the payment of such Dividends, the Parent shall deliver to the Administrative Agent an officer’s certificate signed by the Chief Financial Officer of the Parent, certifying that the requirements set forth in clauses (A) through and including (D) are satisfied, and

(E)           from and after the Fourth Amendment Effective Date (x) (I) if the Net Debt to EBITDA Ratio is greater than 6.00 to 1.00 as reflected in the financial statements for the most recently ended Test Period, the aggregate Dividends paid in respect of a fiscal quarter shall not exceed, for any Dividends, $0.01 per common share (with such amount to be adjusted for any stock dividends, stock splits and stock combinations issued after the Fourth Amendment Effective Date) of the Parent and (II) if the Net Debt to EBITDA Ratio is equal to or less than 6.00 to 1.00 as reflected in the financial statements for the most recently ended Test Period, the aggregate Dividends paid in respect of a fiscal year shall not exceed $30,000,000,  (y) such Dividends paid in respect of a fiscal quarter shall only be paid after the date of delivery of quarterly or annual financial statements for such fiscal quarter, pursuant to Sections 8.01(a) and (b), as the case may be, and on or prior to 45 days after the immediately succeeding fiscal quarter and (z) on or prior to the payment of such Dividends, the Parent shall deliver to the Administrative Agent an officer’s certificate signed by the Chief Financial Officer of the Parent, certifying that the requirements set forth in clauses (A) through and including (C) and (E) are satisfied; provided that, for the avoidance of doubt, the limitations set forth in this clause (E) shall include any Dividends paid pursuant to clause (D) above for the fiscal year ending December 31, 2010.”

4.             Section 9.05(vii) of the Credit Agreement is hereby amended and restated in its entirety as follows:

“(vii)        so long as no Event of Default exists or would result therefrom, the Parent and the Borrower may make Investments in its non-Wholly-Owned Subsidiaries; provided that (x) the aggregate amount of all Investments under this clause (vii) shall not exceed $100,000,000 and (y) if a Non-Recourse Default has occurred and is continuing at any time, then neither the Parent nor the Borrower may make any Investments in such Non-Recourse Subsidiary at such time;”

5.             Section 9.07 of the Credit Agreement is hereby amended by inserting the text “; provided that, in addition to the covenant set forth above, in the event that a Non-Recourse Default has occurred and is continuing, the Non-Recourse Subsidiary that is subject to such Non-Recourse Default shall also be deemed not to be a Subsidiary for the purpose hereof” immediately following the text “$25,000,000” appearing in said Section.

6.             Section 9.08 of the Credit Agreement is hereby amended and restated in its entirety as follows:

“9.08        Net Debt to EBITDA Ratio.  The Parent will not permit the Net Debt to EBITDA Ratio on the last day of each fiscal quarter to be greater than the ratio set forth opposite such fiscal quarter; provided that in the event that a Non-Recourse Default has occurred and is continuing, this Section 9.08 shall be complied with both (x) including such Non-Recourse Subsidiary as a Subsidiary of the Parent and (y) excluding such Non-Recourse Subsidiary as a Subsidiary of the Parent:

FISCAL QUARTER ENDING	NET DEBT TO EBITDA RATIO
On the last day of each fiscal quarter from the Fourth Amendment Effective Date to and including September 30, 2011	8.75 to 1.00
December 31, 2011 and on the last day of each fiscal quarter thereafter	5.50 to 1.00

7.             Section 9.11 of the Credit Agreement is hereby amended by (x) deleting the text “and (vii)” appearing in said Section and inserting the text “, (vii)” in lieu thereof and (y) inserting the text “and (viii) Non-Recourse Indebtedness” immediately following the text “provisions of this Agreement” appearing in said Section.

8.             Section 9.12(a) of the Credit Agreement is hereby amended by inserting the text “(other than a Non-Recourse Subsidiary)” immediately following the text “to issue” appearing in said Section.

9.             Section 10.04 of the Credit Agreement is hereby amended by inserting the text “(A) if a Non-Recourse Default shall occur or be continuing or (B)” immediately following the text “this Section 10.04” appearing in said Section.

10.           The definition of “Applicable Margin” appearing in Section 11 of the Credit Agreement is hereby amended and restated in its entirety as follows:

““Applicable Margin” shall mean a percentage per annum equal to (x) prior to the Fourth Amendment Effective Date, 2.50% and (y) initially from and after the Fourth Amendment Effective Date, 3.50%; provided that, from and after each day of delivery of any certificate delivered in accordance with the first sentence of the following paragraph indicating an entitlement to a different margin for the Loans than that described in the immediately preceding sentence (each, a “Start Date”) to and including the applicable End Date described below, the Applicable Margin for such Loans (hereinafter, the “Adjustable Applicable Margin”) shall be those set forth below opposite the Net Debt to EBITDA Ratio indicated to have been achieved in any certificate delivered in accordance with the following sentence:

Net Debt to EBITDA Ratio	Applicable Margin

Greater than 6.00 to 1.00	3.50%

Equal to or less than 6.00 to 1.00	3.00%

The Net Debt to EBITDA Ratio used in a determination of Adjustable Applicable Margin shall be determined based on the delivery of a certificate of the Parent (each, a “Quarterly Pricing Certificate”) by an authorized officer of the Parent to the Administrative Agent (with a copy to be sent by the Administrative Agent to each Lender), within 45 days of the last day of any fiscal quarter of the Parent, which certificate shall set forth the calculation of the Net Debt to EBITDA Ratio as at the last day of the Test Period ended immediately prior to the relevant Start Date and the Adjustable Applicable Margin which shall be thereafter applicable (until same are changed or cease to apply in accordance with the following sentences).  The Adjustable Applicable Margin so determined shall apply, except as set forth in the succeeding sentence, from the relevant Start Date to the earlier of (x) the date on which the next certificate is delivered to the Administrative Agent or (y) the date which is 45 days following the last day of the Test Period in which the previous Start Date occurred (such earlier date, the “End Date”), at which time, if no certificate has been delivered to the Administrative Agent indicating an entitlement to new Adjustable Applicable Margin (and thus commencing a new Start Date), the Adjustable Applicable Margin shall be those set forth in the first sentence of this definition (such Adjustable Applicable Margin as so determined, the “Highest Adjustable Applicable Margin”).  Notwithstanding anything to the contrary contained above in this definition, the Adjustable Applicable Margin shall be the Highest Adjustable Applicable Margin at all times during which there shall exist any Default or any Event of Default.

Notwithstanding anything to the contrary contained above in this definition or elsewhere in this Agreement, if it is subsequently determined that the Net Debt to EBITDA Ratio set forth in any Quarterly Pricing Certificate delivered for any period is inaccurate for any reason and the result thereof is that the Lenders received interest or fees for any period based on an Applicable Margin that is (x) less than that which would have been applicable had the Net Debt to EBITDA Ratio been accurately determined or (y) greater than that which would have been applicable had the Net Debt to EBITDA Ratio been accurately determined, then, for all purposes of this Agreement, the “Applicable Margin” for any day occurring within the period covered by such Quarterly Pricing Certificate shall retroactively be deemed to be the relevant percentage as based upon the accurately determined Net Debt to EBITDA Ratio for such period, and (i) in the case of clause (x) above, any shortfall in the interest or fees theretofore paid by the Borrower for the relevant period pursuant to Sections 1.07(a) and 3.01(c) as a result of the miscalculation of the Net Debt to EBITDA Ratio shall be deemed to be (and shall be) due and payable under the relevant provisions of Section 1.07(a) or Section 3.01(c), as applicable, at the time the interest or fees for such period were required to be paid pursuant to said Section on the same basis as if the Net Debt to EBITDA Ratio had been accurately set forth in such Quarterly Pricing Certificate (and shall remain due and payable until paid in full, together with all amounts owing under Section 1.07(c), in accordance with the terms of this Agreement) and (ii) in the case of clause (y) above, any windfall in the interest or fees theretofore paid by the Borrower for the relevant period pursuant to Sections 1.07(a) and 3.01(c) as a result of the miscalculation of the Net Debt to EBITDA Ratio shall be credited to the Borrower against any future repayments of Loans and/or payment of interest.”.

11.           The definition of “Acceptable Replacement Vessel” appearing in Section 11 of the Credit Agreement is hereby amended by inserting following text immediately after the text “Acceptable Flag Jurisdiction” appearing in said definition:

“provided, further, that notwithstanding anything else to the contrary contained herein, it is understood and agreed that the “Stena Vision” shall be an Acceptable Replacement Vessel for the “Stena Victory,” and the “Stena Victory” shall be an Acceptable Replacement Vessel for the “Stena Vision”.

12.           The definition of “Contingent Obligation” appearing in Section 11 of the Credit Agreement is hereby amended by deleting the text “leases, dividends or other obligations” immediately preceding the text “(“primary obligations”)” appearing in said definition.

13.           The definition of “Vessel Exchange” appearing in Section 11 of the Credit Agreement is hereby amended by deleting the first paragraph of said definition in its entirety and inserting the following text in lieu thereof:

““Vessel Exchange” shall mean the exchange of (x) a Mortgaged Vessel for a Vessel which Vessel shall constitute an Acceptable Replacement Vessel or (y) the “Stena Victory” for the “Stena Vision,” or the “Stena Vision” for the “Stena Victory”; provided that, in each case, the following conditions are satisfied with respect to such exchange:”.

14.           Section 11 of the Credit Agreement is hereby further amended by adding the following new definitions in correct alphabetical order:

“Adjustable Applicable Margin” shall have the meaning provided in the definition of “Applicable Margin”.

“End Date” shall have the meaning provided in the definition of “Applicable Margin”.

“Fourth Amendment” shall mean the Fourth Amendment to this Agreement, dated as of December [__], 2010.

“Fourth Amendment Effective Date” shall have the meaning provided in the Fourth Amendment.

“Highest Adjustable Applicable Margin” shall have the meaning provided in the definition of “Applicable Margin”.

“Non-Recourse Default” shall mean (i) a default by such Non-Recourse Subsidiary in any payment of any Non-Recourse Indebtedness beyond the period of grace, if any, provided in the instrument or agreement under which such Non-Recourse Indebtedness was created or (ii) a Non-Recourse Subsidiary shall default in the observance or performance of any agreement or condition relating to any Non-Recourse Indebtedness or contained in any instrument or agreement evidencing, securing or relating thereto, or any other event shall occur or condition exist, the effect of which default or other event or condition is to cause, or to permit the holder or holders of such Non-Recourse Indebtedness (or a trustee or agent on behalf of such holder or holders) to cause (determined without regard to whether any notice is required), any such Non-Recourse Indebtedness to become due prior to its stated maturity or (iii) any Non-Recourse Indebtedness shall be declared to be due and payable, or required to be prepaid other than by a regularly scheduled required prepayment, prior to the stated maturity thereof.

“Non-Recourse Indebtedness” shall mean any Indebtedness of a Non-Recourse Subsidiary that is non-recourse to any Credit Party and for which no Credit Party provides any credit support; provided such Indebtedness may be full recourse to the Non-Recourse Subsidiary.

“Non-Recourse Subsidiary” shall mean any subsidiary of the Parent which has been designated by the Parent as an “Unrestricted Subsidiary” under and as defined in the Senior Unsecured Note Documents and in an officer’s certificate delivered to the Administrative Agent; provided that neither the Parent nor any subsidiary of the Parent shall have any liability or recourse with respect to any Non-Recourse Indebtedness of such Non-Recourse Subsidiary.

“Quarterly Pricing Certificate” shall have the meaning provided in the definition of “Applicable Margin”.

“Start Date” shall have the meaning provided in the definition of “Applicable Margin”.

15.           Section 13.22 of the Credit Agreement is hereby amended by deleting the first paragraph of said Section in its entirety and inserting the following text in lieu thereof:

“13.22      Additional Mortgaged Vessels.  On or after (x) the First Amendment Effective Date, the Parent shall have the right to cause one or more of the Vessels listed on Schedule XIII (each Vessel listed on Schedule XIII, an “Additional Mortgaged Vessel”) to constitute a “Mortgaged Vessel” and (y) the Fourth Amendment Effective Date, the Parent shall have the right to cause the “Stena Victory” to be exchanged for the “Stena Vision,” or the “Stena Vision” to be exchanged for the “Stena Victory,” in each case to the extent the Vessel being so exchanged is a Mortgaged Vessel at such time; provided that, in the case of both clauses (x) and (y), each of the following with respect to such Additional Mortgaged Vessel is satisfied to the reasonable satisfaction of the Collateral Agent:

16.           Section 13.22 of the Credit Agreement is hereby further amended by (x) inserting the text “(I)” immediately following the text “certifying that” appearing in clause (iv) of said Section and (y) deleting the text “and (ii) conform with the insurance requirements of such Additional Vessel Mortgage” appearing in clause (iv) of said section and inserting the text “or (II) conform with the insurance requirements of such Vessel Mortgage” in lieu thereof

17.           Schedule VI to the Credit Agreement is hereby amended and restated in its entirety in the form attached hereto as Annex I.

II.             Miscellaneous Provisions.

1.             In order to induce the Lenders to enter into this Fourth Amendment, the Borrower hereby represents and warrants that (i) no Default or Event of Default exists as of the Fourth Amendment Effective Date (as defined below) before and after giving effect to this Fourth Amendment and (ii) all of the representations and warranties contained in the Credit Agreement or the other Credit Documents are true and correct in all material respects on the Fourth Amendment Effective Date both before and after giving effect to this Fourth Amendment, with the same effect as though such representations and warranties had been made on and as of the Fourth Amendment Effective Date (it being understood that any representation or warranty made as of a specific date shall be true and correct in all material respects as of such specific date).

2.             This Fourth Amendment is limited precisely as written and shall not be deemed to (i) be a waiver of or a consent to the modification of or deviation from any other term or condition of the Credit Agreement or the other Credit Documents or any of the other instruments or agreements referred to therein, or (ii) prejudice any right or rights which any of the Lenders or the Administrative Agent now have or may have in the future under or in connection with the Credit Agreement, the Credit Documents or any of the other instruments or agreements referred to therein.

3.             This Fourth Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which counterparts when executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. Delivery of any executed counterpart of this Fourth Amendment by telecopy or electronic mail by any party hereto shall be effective as such party’s original executed counterpart.

4.             THIS FOURTH AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK, WITHOUT REGARD TO CONFLICTS OF LAW PRINCIPLES THAT WOULD REQUIRE THE APPLICATION OF THE LAWS OF ANOTHER JURISDICTION.

5.             This Fourth Amendment shall become effective on the date (the “Fourth Amendment Effective Date”) when (i) the Parent, the Borrower, the Administrative Agent and the Lenders constituting the Required Lenders shall have signed a counterpart hereof (whether the same or different counterparts) and shall have delivered (including by way of pdf, facsimile or other electronic transmission) the same to White & Case LLP, 1155 Avenue of the Americas, New York, NY 10036 Attention: May Yip-Daniels (facsimile number: 212-354-8113 / e-mail address: myip@whitecase.com), (ii) the Borrower shall have paid a non-refundable cash fee in Dollars in an amount equal to 25 basis points (0.25%) on an amount equal to the Commitment of each Lender party hereto as in effect on the Fourth Amendment Effective Date (immediately prior to the occurrence thereof), which fee shall be earned by each such Lender and made payable to the Administrative Agent for distribution to such Lenders, (iii) the Borrower shall have paid to the Administrative Agent all outstanding fees and expenses in connection with the Fourth Amendment (including, without limitation, the fees and expenses of White & Case LLP), (iv) the Borrower shall have delivered to the Lenders an appraisal report of a recent date (and in no event dated earlier than 30 days prior to the delivery thereof to the Lenders) in scope, form and substance, and from independent appraisers, reasonably satisfactory to the Administrative Agent, stating the then current fair market value of each of the Mortgaged Vessels on such date, the results of which shall be reasonably satisfactory to the Lenders and (v) the Parent shall have caused the “Stena Victory” or the “Stena Vision,” each of which is listed as an “Additional Mortgaged Vessel” on Schedule XIII, to constitute a “Mortgaged Vessel” and shall have satisfied or caused to be satisfied each of the requirements set forth in Section 13.22 of the Credit Agreement to the reasonable satisfaction of the Collateral Agent.

6.             From and after the Fourth Amendment Effective Date, all references in the Credit Agreement and each of the other Credit Documents to the Credit Agreement shall be deemed to be references to the Credit Agreement, as modified hereby on the Fourth Amendment Effective Date.

*        *        *

IN WITNESS WHEREOF, the parties hereto have caused their duly authorized officers to execute and deliver this Fourth Amendment as of the date first above written.

GENERAL MARITIME CORPORATION

By:	/s/ Jeffrey Pribor
	Name:	Jeffrey Pribor
	Title:	Chief Financial Officer and Executive
Vice President

GENERAL MARITIME SUBSIDIARY CORPORATION

By:	/s/ Brian Kerr
	Name:	Brian Kerr
	Title:	Secretary

NORDEA BANK FINLAND PLC, NEW YORK BRANCH,
Individually and as Administrative Agent and Collateral Agent

By:	/s/ Colleen Durkin
	Name:	Colleen Durkin
	Title:	First Vice President

By:	/s/ Martin Lunder
	Name:	Martin Lunder
	Title:	Senior Vice President

By executing and delivering a copy hereof, each Subsidiary Guarantor hereby acknowledges and agrees that all Guaranteed Obligations of the Subsidiary Guarantors shall be fully guaranteed pursuant to the Subsidiaries Guaranty and shall be fully secured pursuant to the Security Documents, in each case in accordance with the respective terms and provisions thereof.  Each of the undersigned, each being a Subsidiary Guarantor under, and as defined in, the Credit Agreement referenced in the foregoing Fourth Amendment, hereby consents to the entering into of the Fourth Amendment and agrees to the provisions thereof.

Acknowledged and Agreed by:
GMR DAPHNE LLC
GMR AGAMEMNON LLC
GMR AJAX LLC
GMR ALEXANDRA LLC
GMR ARGUS LLC
GMR CONSTANTINE LLC
GMR DEFIANCE LLC
GMR GEORGE T. LLC
GMR GULF LLC
GMR HARRIET G. LLC
GMR HOPE LLC
GMR HORN LLC
GMR KARA G. LLC
GMR MINOTAUR LLC
GMR ORION LLC
GMR PHOENIX LLC
GMR PRINCESS LLC
GMR PROGRESS LLC
GMR REVENGE LLC
GMR SPYRIDON LLC
GMR ST. NIKOLAS LLC
GMR STRENGTH LLC

By:	/s/ Brian Kerr
Name:	Brian Kerr
Title:	Manager

ARLINGTON TANKERS LTD.

By:	/s/ Brian Kerr
	Name:	Brian Kerr
	Title:	Treasurer

VISION LTD.

By:	/s/ Brian Kerr
	Name:	Brian Kerr
	Title:	Vice President and Treasurer

VICTORY LTD.

By:	/s/ Brian Kerr
	Name:	Brian Kerr
	Title:	Vice President and Treasurer

COMPANION LTD.

By:	/s/ Brian Kerr
	Name:	Brian Kerr
	Title:	Vice President and Treasurer

COMPATRIOT LTD.

By:	/s/ Brian Kerr
	Name:	Brian Kerr
	Title:	Vice President and Treasurer

CONCEPT LTD.

By:	/s/ Brian Kerr
	Name:	Brian Kerr
	Title:	Vice President and Treasurer

CONCORD LTD.

By:	/s/ Brian Kerr
	Name:	Brian Kerr
	Title:	Vice President and Treasurer

CONSUL LTD.

By:	/s/ Brian Kerr
	Name:	Brian Kerr
	Title:	Vice President and Treasurer

CONTEST LTD.

By:	/s/ Brian Kerr
	Name:	Brian Kerr
	Title:	Vice President and Treasurer

GMR CHARTERING LLC

By:	/s/ Brian Kerr
	Name:	Brian Kerr
	Title:	Manager

GMR ELEKTRA LLC

By:	/s/ Brian Kerr
	Name:	Brian Kerr
	Title:	Manager

THE COMMON SEAL of
GENERAL MARITIME CREWING PTE. LTD.
was hereunto affixed by

By:	/s/ James Edward Paisley
	Name:	James Edward Paisley
	Title:	Director

By:	/s/ Cher Choon Teck
	Name:	Cher Choon Teck
	Title:	Secretary

GENERAL MARITIME MANAGEMENT (PORTUGAL), LDA.

By:	/s/ Rui Jorge Pais Pereira
	Name:	Rui Jorge Pais Pereira
	Title:	Manager

LIMITED “GENERAL MARITIME CREWING”

By:	/s/ Gennadiy Liventsov
	Name:	Gennadiy Liventsov
	Title:	Director

GMR ADMINISTRATION CORP.,
as Subsidiary Guarantor

By:	/s/ John C. Georgiopoulos
	Name:	John C. Georgiopoulos
	Title:	Vice President and Secretary

GENERAL MARITIME MANAGEMENT LLC,
as Subsidiary Guarantor

By:	/s/ Peter Bell
	Name:	Peter Bell
	Title:	Manager & Commercial Director

SIGNATURE PAGE TO THE FOURTH AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE FIRST DATE WRITTEN ABOVE, AMONG GENERAL MARITIME CORPORATION, GENERAL MARITIME SUBSIDIARY CORPORATION, VARIOUS FINANCIAL INSTITUTIONS AND NORDEA BANK FINLAND PLC, NEW YORK BRANCH, AS ADMINISTRATIVE AGENT AND COLLATERAL AGENT

NAME OF INSTITUTION:

Allied Irish Banks, p.l.c.

By:	/s/ Matt Toolan
	Name:	Matt Toolan
	Title:	Head of Infrastructure, London

By:
Name:
Title:

SIGNATURE PAGE TO THE FOURTH AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE FIRST DATE WRITTEN ABOVE, AMONG GENERAL MARITIME CORPORATION, GENERAL MARITIME SUBSIDIARY CORPORATION, VARIOUS FINANCIAL INSTITUTIONS AND NORDEA BANK FINLAND PLC, NEW YORK BRANCH, AS ADMINISTRATIVE AGENT AND COLLATERAL AGENT

NAME OF INSTITUTION:

BNP PARIBAS

By:	/s/ Guillaume Deve
	Name:	Guillaume Deve
	Title:	Managing Director

By:	/s/ Kevin O’Hara
	Name:	Kevin O’Hara
	Title:	Director

SIGNATURE PAGE TO THE FOURTH AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE FIRST DATE WRITTEN ABOVE, AMONG GENERAL MARITIME CORPORATION, GENERAL MARITIME SUBSIDIARY CORPORATION, VARIOUS FINANCIAL INSTITUTIONS AND NORDEA BANK FINLAND PLC, NEW YORK BRANCH, AS ADMINISTRATIVE AGENT AND COLLATERAL AGENT

NAME OF INSTITUTION:

Bank of Scotland

By:	/s/ Douglas Newton
	Name:	Douglas Newton
	Title:	Director

SIGNATURE PAGE TO THE FOURTH AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE FIRST DATE WRITTEN ABOVE, AMONG GENERAL MARITIME CORPORATION, GENERAL MARITIME SUBSIDIARY CORPORATION, VARIOUS FINANCIAL INSTITUTIONS AND NORDEA BANK FINLAND PLC, NEW YORK BRANCH, AS ADMINISTRATIVE AGENT AND COLLATERAL AGENT

NAME OF INSTITUTION:

CREDIT INDUSTRIEL ET COMMERCIAL

By:	/s/ Alex Aupoix
	Name:	Alex Aupoix
	Title:	Vice President

By:	/s/ Adrienne Malloy
	Name:	Adrienne Molloy
	Title:	Vice President

SIGNATURE PAGE TO THE FOURTH AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE FIRST DATE WRITTEN ABOVE, AMONG GENERAL MARITIME CORPORATION, GENERAL MARITIME SUBSIDIARY CORPORATION, VARIOUS FINANCIAL INSTITUTIONS AND NORDEA BANK FINLAND PLC, NEW YORK BRANCH, AS ADMINISTRATIVE AGENT AND COLLATERAL AGENT

NAME OF INSTITUTION:

CITIBANK N.A.

By:	/s/ Robert Malleck
	Name:	Robert Malleck
	Title:	Director

SIGNATURE PAGE TO THE FOURTH AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE FIRST DATE WRITTEN ABOVE, AMONG GENERAL MARITIME CORPORATION, GENERAL MARITIME SUBSIDIARY CORPORATION, VARIOUS FINANCIAL INSTITUTIONS AND NORDEA BANK FINLAND PLC, NEW YORK BRANCH, AS ADMINISTRATIVE AGENT AND COLLATERAL AGENT

NAME OF INSTITUTION:

Commerzbank Aktiengesellschaft, Filiae Luxemburg

By:	/s/ Andrew Stockemer
	Name:	Andrea Stockemer
	Title:	Assistant Vice President

By:	/s/ Mert Yilmaz
	Name:	Mert Yilmaz
	Title:	Associate

SIGNATURE PAGE TO THE FOURTH AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE FIRST DATE WRITTEN ABOVE, AMONG GENERAL MARITIME CORPORATION, GENERAL MARITIME SUBSIDIARY CORPORATION, VARIOUS FINANCIAL INSTITUTIONS AND NORDEA BANK FINLAND PLC, NEW YORK BRANCH, AS ADMINISTRATIVE AGENT AND COLLATERAL AGENT

NAME OF INSTITUTION:

DANISH SHIP FINANCE A/S
(DANMARKS SKIBSKREDIT A/S)

By:	/s/ Ole Staergaard
	Name:	Ole Staergaard
	Title:	Senior Relationship Manager

By:	/s/ Erik I. Lassen
	Name:	Erik I. Lassen
	Title:	Chief Executive Officer

SIGNATURE PAGE TO THE FOURTH AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE FIRST DATE WRITTEN ABOVE, AMONG GENERAL MARITIME CORPORATION, GENERAL MARITIME SUBSIDIARY CORPORATION, VARIOUS FINANCIAL INSTITUTIONS AND NORDEA BANK FINLAND PLC, NEW YORK BRANCH, AS ADMINISTRATIVE AGENT AND COLLATERAL AGENT

NAME OF INSTITUTION:

DnB NOR Bank ASA

By:	/s/ Nikolai A. Nachamkin
	Name:	Nikolai A. Nachamkin
	Title:	Senior Vice President

By:	/s/ Giacomo Landi
	Name:	Giacomo Landi
	Title:	Senior Vice President

SIGNATURE PAGE TO THE FOURTH AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE FIRST DATE WRITTEN ABOVE, AMONG GENERAL MARITIME CORPORATION, GENERAL MARITIME SUBSIDIARY CORPORATION, VARIOUS FINANCIAL INSTITUTIONS AND NORDEA BANK FINLAND PLC, NEW YORK BRANCH, AS ADMINISTRATIVE AGENT AND COLLATERAL AGENT

NAME OF INSTITUTION:

Lloyds TSB Bank Plc

By:	/s/ Douglas Newton
	Name:	Douglas Newton
	Title:	Director

SIGNATURE PAGE TO THE FOURTH AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE FIRST DATE WRITTEN ABOVE, AMONG GENERAL MARITIME CORPORATION, GENERAL MARITIME SUBSIDIARY CORPORATION, VARIOUS FINANCIAL INSTITUTIONS AND NORDEA BANK FINLAND PLC, NEW YORK BRANCH, AS ADMINISTRATIVE AGENT AND COLLATERAL AGENT

NAME OF INSTITUTION:

NATIXIS

By:	/s/ Susan Bellanger
	Name:	Susan Bellanger
Title:

By:	/s/ Didier Berger
	Name:	Didier Berger
Title:

SIGNATURE PAGE TO THE FOURTH AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE FIRST DATE WRITTEN ABOVE, AMONG GENERAL MARITIME CORPORATION, GENERAL MARITIME SUBSIDIARY CORPORATION, VARIOUS FINANCIAL INSTITUTIONS AND NORDEA BANK FINLAND PLC, NEW YORK BRANCH, AS ADMINISTRATIVE AGENT AND COLLATERAL AGENT

NAME OF INSTITUTION:

THE ROYAL BANK OF SCOTLAND PLC

By:	/s/ Christopher L. Patrick
	Name:	Christopher L. Patrick
	Title:	Director, Transaction & Portfolio Management, Shipping

SIGNATURE PAGE TO THE FOURTH AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE FIRST DATE WRITTEN ABOVE, AMONG GENERAL MARITIME CORPORATION, GENERAL MARITIME SUBSIDIARY CORPORATION, VARIOUS FINANCIAL INSTITUTIONS AND NORDEA BANK FINLAND PLC, NEW YORK BRANCH, AS ADMINISTRATIVE AGENT AND COLLATERAL AGENT

NAME OF INSTITUTION:

SANTANDER UK PLC (FORMERLY ALLIANCE & LEICESTER PLC)

By:	/s/ Mark McCarthy
	Name:	Mark McCarthy
	Title:	Head of Shipping

SIGNATURE PAGE TO THE FOURTH AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE FIRST DATE WRITTEN ABOVE, AMONG GENERAL MARITIME CORPORATION, GENERAL MARITIME SUBSIDIARY CORPORATION, VARIOUS FINANCIAL INSTITUTIONS AND NORDEA BANK FINLAND PLC, NEW YORK BRANCH, AS ADMINISTRATIVE AGENT AND COLLATERAL AGENT

NAME OF INSTITUTION:

Skandinaviska Enskilda Banken AB (publ)

By:	/s/ Bjarte Boe
	Name:	Bjarte Boe
	Title:	Head of Structured Finance

By:	/s/ Olof Whoerot
	Name:	Olof Whoerot
	Title:	Head of Legal

SIGNATURE PAGE TO THE FOURTH AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE FIRST DATE WRITTEN ABOVE, AMONG GENERAL MARITIME CORPORATION, GENERAL MARITIME SUBSIDIARY CORPORATION, VARIOUS FINANCIAL INSTITUTIONS AND NORDEA BANK FINLAND PLC, NEW YORK BRANCH, AS ADMINISTRATIVE AGENT AND COLLATERAL AGENT

NAME OF INSTITUTION:

Sumitomo Mitsui Banking Corporation

By:	/s/ Yoshihiro Hyakutome
	Name:	Yoshihiro Hyakutome
	Title:	General Manager

SIGNATURE PAGE TO THE FOURTH AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE FIRST DATE WRITTEN ABOVE, AMONG GENERAL MARITIME CORPORATION, GENERAL MARITIME SUBSIDIARY CORPORATION, VARIOUS FINANCIAL INSTITUTIONS AND NORDEA BANK FINLAND PLC, NEW YORK BRANCH, AS ADMINISTRATIVE AGENT AND COLLATERAL AGENT

NAME OF INSTITUTION:

UniCredit Bank AG

By:	/s/ Jan Kathmann
	Name:	Jan Kathmann
Title:

By:	/s/ Ulli Gohring
	Name:	Ulli Gohring
Title:

ANNEX I

INSURANCE

Insurance to be maintained on each Mortgaged Vessel:

(a)  The Parent shall, and shall cause its Subsidiaries to, at the Parent’s expense, keep each Mortgaged Vessel insured with insurers and protection and indemnity clubs or associations of internationally recognized responsibility, and placed in such markets, on such terms and conditions, and through brokers, in each case reasonably satisfactory to the Collateral Agent and under forms of policies approved by the Collateral Agent against the risks indicated below and such other risks as the Collateral Agent may specify from time to time:

(i)            Marine and war risk, including London Blocking and Trapping Addendum and Lost Vessel Clause, hull and machinery insurance in an amount in U.S. dollars equal to, except as otherwise approved or required in writing by the Collateral Agent, the greater of (x) the then full commercial value of the Mortgaged Vessel and (y) an amount which, when aggregated with such insured value of the other Mortgaged Vessels (if the other Mortgaged Vessels are then subject to a Collateral Vessel Mortgage in favor of the Collateral Agent under the Credit Agreement, and have not suffered an Event of Loss), is equal to 120% of the sum of (A) the aggregate principal amount of outstanding Term Loans at such time and (B) the Total Revolving Loan Commitments at such time (or, after the termination of the Total Revolving Loan Commitment, the Revolving Loans outstanding at such time).  The insured values for hull and machinery required under this clause (i) for each Mortgaged Vessel shall at all times be in an amount equal to the greater of (x) eighty per cent (80%) of the fair market value of the Mortgaged Vessel and (y) an amount which, when aggregated with such hull and machinery insured value of the other Mortgaged Vessels (if the other Mortgaged Vessels are then subject to a Collateral Vessel Mortgage in favor of the Collateral Agent and have not suffered an Event of Loss), is equal to the sum of (A) the aggregate principal amount of outstanding Term Loans at such time and (B) the Total Revolving Loan Commitments at such time (or, after the termination of the Total Revolving Loan Commitment, the Revolving Loans outstanding at such time), and the remaining machine and war risk insurance required by this clause (i) may be taken out as hull and freight interest insurance.

(ii)           Marine and war risk protection and indemnity insurance or equivalent insurance (including coverage against liability for passengers, fines and penalties arising out of the operation of the Mortgaged Vessel, including crew, pollution, spillage or leakage, and workmen’s compensation or longshoremen’s and harbor workers’ insurance as shall be required by applicable law) in such amounts approved by the Collateral Agent;  provided, however, that insurance against liability under law or international convention arising out of pollution, spillage or leakage shall be in an amount not less than the greater of:

(y)           the maximum amount available, as that amount may from time to time change, from the International Group of Protection and Indemnity Associations (the “International Group”) or alternatively such sources of pollution, spillage or leakage coverage as are commercially available in any absence of such coverage by the International Group as shall be carried by prudent shipowners for similar vessels engaged in similar trades plus amounts available from customary excess insurers of such risks as excess amounts shall be carried by prudent shipowners for similar vessels engaged in similar trades; and

(z)            the amounts required by the laws or regulations of the United States of America or any applicable jurisdiction in which the Mortgaged Vessel may be trading from time to time.

(iii)           Collateral Agent’s interest insurance (including extended mortgagee’s interest-additional perils-pollution) coverage satisfactory to the Collateral Agent in an amount which, when aggregated with such insured value of the other Mortgaged Vessels (if the other Mortgaged Vessels are then subject to a Collateral Vessel Mortgage in favor of the Collateral Agent under the Credit Agreement, and have not suffered an Event of Loss), is equal to 120% of the sum of (A) the aggregate principal amount of outstanding Term Loans at such time and (B) the Total Revolving Loan Commitments at such time (or, after the termination of the Total Revolving Loan Commitment, the Revolving Loans outstanding at such time); all such Collateral Agent’s interest insurance cover shall in the Collateral Agent’s discretion be obtained directly by the Collateral Agent and the Parent shall on demand pay all costs of such cover; premium costs shall be reimbursed by the Parent to the Collateral Agent.

(iv)           While the Mortgaged Vessel is idle or laid up, at the option of the Parent or the Borrower and in lieu of the above-mentioned marine and war risk hull insurance, port risk insurance insuring the Mortgaged Vessel against the usual risks encountered by like vessels under similar circumstances.

(b)           The marine and commercial war-risk insurance required in this Schedule IV for each Mortgaged Vessel shall have deductibles no higher than the following:  (i) Hull and Machinery - U.S. $300,000 for all hull and machinery claims and each accident or occurrence and (ii) Protection and Indemnity – U.S. $100,000 for collision liabilities, U.S. $50,000 for cargo claims, U.S. $35,000 for crew claims, U.S. $20,000 passenger claims and U.S. $20,000 all other claims, in each case each accident or occurrence.

All insurance maintained hereunder shall be primary insurance without right of contribution against any other insurance maintained by the Collateral Agent.  Each policy of marine and war risk hull and machinery insurance with respect to each Mortgaged Vessel shall provide that the Collateral Agent shall be named in its capacity as Mortgagee and as a loss payee.  Each entry in a marine and war risk protection indemnity club with respect to each Mortgaged Vessel shall note the interest of the Collateral Agent.  The Administrative Agent, the Collateral Agent and each of their respective successors and assigns shall not be responsible for any premiums, club calls, assessments or any other obligations or for the representations and warranties made therein by the Parent, any of the Parent’s Subsidiaries or any other person.

(c)           The Borrower will furnish the Collateral Agent from time to time on request, and in any event at least annually, a detailed report signed by a firm of marine insurance brokers acceptable to the Collateral Agent with respect to P & I entry, the hull and machinery and war risk insurance carried and maintained on each Mortgaged Vessel, together with their opinion as to the adequacy thereof and its compliance with the provisions of this Schedule VI.  At the Parent’s expense the Parent will cause its insurance broker (which, for the avoidance of doubt shall be a different insurance broker from the firm of marine insurance brokers referred to in the immediately preceding sentence) and the P & I club or association providing P & I insurance referred to in part (a)(ii) of this Schedule VI, to agree to advise the Collateral Agent by telecopier or electronic mail confirmed by letter of any expiration, termination, alteration or cancellation of any policy, any default in the payment of any premium and of any other act or omission on the part of the Parent or any of its Subsidiaries of which the Parent has knowledge and which might invalidate or render unenforceable, in whole or in part, any insurance on any Mortgaged Vessel, and to provide an opportunity of paying any such unpaid premium or call, such right being exercisable by the Collateral Agent on a Mortgaged Vessel on an individual basis and not on a fleet basis.  In addition, the Parent and the Borrower shall promptly provide the Collateral Agent with any information which the Collateral Agent reasonably requests for the purpose of obtaining or preparing any report from the Collateral Agent’s independent marine insurance consultant as to the adequacy of the insurances effected or proposed to be effected in accordance with this Schedule VI as of the date hereof or in connection with any renewal thereof, and the Parent shall upon demand indemnify the Collateral Agent in respect of all reasonable fees and other expenses incurred by or for the account of the Collateral Agent in connection with any such report,  provided that the Collateral Agent shall be entitled to such indemnity only for one such report during a period of twelve months.

The underwriters, insurance brokers or Protection and Indemnity Associations shall furnish the Collateral Agent with a letter or letters of undertaking in a standard format reasonably acceptable to the Collateral Agent confirming inter alia that:

(i)             they will hold the instruments of insurance, and the benefit of the insurances thereunder, to the order of the Collateral Agent in accordance with the terms of the loss payable clause referred to in the relevant Assignment of Insurances for each Mortgaged Vessel;

(ii)            they will have endorsed on each and every policy as and when the same is issued the loss payable clause and the notice of assignment referred to in the relevant Assignment of Insurances for each Mortgaged Vessel; and

(iii)           they will not set off against any sum recoverable in respect of a claim against any Mortgaged Vessel under the said underwriters or brokers or any other person in respect of any other vessel nor cancel the said insurances by reason of non-payment of such premiums or other amounts.

All policies of insurance required hereby shall provide for not less than 14 days prior written notice to be received by the Collateral Agent of the termination or cancellation of the insurance evidenced thereby.  All policies of insurance maintained pursuant to this Schedule VI for risks covered by insurance other than that provided by a P & I Club shall contain provisions waiving underwriters’ rights of subrogation thereunder against any assured named in such policy and any assignee of said assured.  The Parent shall, and shall cause its Subsidiaries to, assign to the Collateral Agent its rights under any policies of insurance in respect of each Mortgaged Vessel.  The Parent agrees that it shall, and shall cause each of its Subsidiaries to, deliver, unless the insurances by their terms provide that they cannot cease (by reason of nonrenewal or otherwise) without the Collateral Agent being informed and having the right to continue the insurance by paying any premiums not paid by the Parent, receipts showing payment of premiums for required insurance and also of demands from the Mortgaged Vessel’s P & I underwriters shall be provided to the Collateral Agent at least two (2) days before the risk in question commences.

(d)           Unless the Collateral Agent shall otherwise agree, all amounts of whatsoever nature payable under any insurance must be payable to the Collateral Agent for distribution first to itself and thereafter to the Parent or others as their interests may appear, provided that, notwithstanding anything to the contrary herein, until otherwise required by the Collateral Agent by notice to the underwriters upon the occurrence and continuance of a Default or an Event of Default hereunder, (i) amounts payable under any insurance on each Mortgaged Vessel with respect to protection and indemnity risks may be paid directly to (x) the Parent to reimburse it for any loss, damage or expense incurred by it and covered by such insurance or (y) the person to whom any liability covered by such insurance has been incurred provided that the underwriter shall have first received evidence that the liability insured against has been discharged, and (ii) amounts payable under any insurance with respect to each Mortgaged Vessel involving any damage to each Mortgaged Vessel not constituting an Event of Loss, may be paid by underwriters directly for the repair, salvage or other charges involved or, if the Parent shall have first fully repaired the damage or paid all of the salvage or other charges, may be paid to the Borrower as reimbursement therefor; provided, however, that if such amounts (including deductible) are in excess of U.S. $250,000, the underwriters shall not make such payment without first obtaining the written consent thereto of the Collateral Agent.

(e)           All amounts paid to the Collateral Agent in respect of any insurance on the Mortgaged Vessels shall be disposed of as follows (after deduction of the expenses of the Collateral Agent in collecting such amounts):

(i)             any amount which might have been paid at the time, in accordance with the provisions of paragraph (d) above, directly to the Parent or the Borrower or others shall be paid by the Collateral Agent to, or as directed by, the Parent or the Borrower;

(ii)            all amounts paid to the Collateral Agent in respect of an Event of Loss of the Mortgaged Vessel shall be applied by the Collateral Agent to the payment of the Indebtedness hereby secured pursuant to Section 4.02(c) of the Credit Agreement;

(iii)           all other amounts paid to the Collateral Agent in respect of any insurance on the Mortgaged Vessel may, in the Collateral Agent’s sole discretion, be held and applied to the prepayment of the Obligations or to making of needed repairs or other work on the Mortgaged Vessel, or to the payment of other claims incurred by the Parent or any of its Subsidiaries relating to the Mortgaged Vessel, or may be paid to the Parent or whosoever may be entitled thereto.

(f)            In the event that any claim or lien is asserted against any Mortgaged Vessel for loss, damage or expense which is covered by insurance required hereunder and it is necessary for the Parent or the Borrower to obtain a bond or supply other security to prevent arrest of such Mortgaged Vessel or to release the Mortgaged Vessels from arrest on account of such claim or lien, the Collateral Agent, on request of the Parent or the Borrower, may, in the sole discretion of the Collateral Agent, assign to any person, firm or corporation executing a surety or guarantee bond or other agreement to save or release the Mortgaged Vessel from such arrest, all right, title and interest of the Collateral Agent in and to said insurance covering said loss, damage or expense, as collateral security to indemnify against liability under said bond or other agreement.

(g)           The Borrower shall deliver to the Collateral Agent certified copies and, whenever so requested by the Collateral Agent, the originals of all certificates of entry, cover notes, binders, evidences of insurance and policies and all endorsements and riders amendatory thereof in respect of insurance maintained pursuant to Section 8.03 of the Credit Agreement and this Schedule VI for the purpose of inspection or safekeeping, or, alternatively, satisfactory letters of undertaking from the broker holding the same.  The Collateral Agent shall be under no duty or obligation to verify the adequacy or existence of any such insurance or any such policies, endorsement or riders.

(h)           The Parent will not, and will not permit any of its Subsidiaries to, execute or permit or willingly allow to be done any act by which any insurance may be suspended, impaired or cancelled, and that it will not permit or allow the Mortgaged Vessels to undertake any voyage or run any risk or transport any cargo which may not be permitted by the policies in force, without having previously notified the Collateral Agent in writing and insured the Mortgaged Vessels by additional coverage to extend to such voyages, risks, passengers or cargoes.

(i)             In case any underwriter proposes to pay less on any claim than the amount thereof, the Parent and the Borrower shall forthwith inform the Collateral Agent, and if a Default, an Event of Default or an Event of Loss has occurred and is continuing, the Collateral Agent shall have the exclusive right to negotiate and agree to any compromise.

(j)            The Parent will, and will cause each of its Subsidiaries to, comply with and satisfy all of the provisions of any applicable law, convention, regulation, proclamation or order concerning financial responsibility for liabilities imposed on the Parent, its Subsidiaries or the Mortgaged Vessels with respect to pollution by any state or nation or political subdivision thereof and will maintain all certificates or other evidence of financial responsibility as may be required by any such law, convention, regulation, proclamation or order with respect to the trade in which the Mortgaged Vessels are from time to time engaged and the cargo carried by it.